Page 16 of 17 Pages


                                   EXHIBIT 16

                             JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13D with respect to the Ordinary Shares of LanOptics Ltd., dated as of April 26, 2002, is, and any amendments thereto (including amendments on Schedule 13G) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

Date: April 26, 2002                  COMSOR VENTURE FUND LDC


                                      By: /s/ Yaacov Koren
                                         -------------------------------
                                         Yaacov Koren
                                         Authorized Signatory

                                      CTI CAPITAL CORP.


                                      By: /s/ Yaacov Koren
                                         -------------------------------
                                         Yaacov Koren
                                         Managing Director


                                      COMVERSE TECHNOLOGY, INC.


                                      By: /s/ Kobi Alexander
                                         -------------------------------
                                         Kobi Alexander
                                         Chairman, C.E.O.


                                      QUANTUM INDUSTRIAL PARTNERS LDC

                                      By: /s/ Richard D. Holahan, Jr.
                                         -------------------------------
                                         Richard D. Holahan, Jr.
                                         Attorney-in-Fact


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                                                             Page 17 of 17 Pages



                                      QIH MANAGEMENT INVESTOR, L.P.

                                      By: QIH Management, Inc.,
                                          its General Partner

                                          By: /s/ Richard D. Holahan, Jr.
                                             -------------------------------
                                             Richard D. Holahan, Jr.
                                             Vice President

                                      QIH MANAGEMENT, INC.


                                      By: /s/ Richard D. Holahan, Jr.
                                         -------------------------------
                                          Richard D. Holahan, Jr.
                                          Vice President


                                      SOROS FUND MANAGEMENT LLC


                                      By: /s/ Richard D. Holahan, Jr.
                                         -------------------------------
                                          Richard D. Holahan, Jr.
                                          Assistant General Counsel


                                      GEORGE SOROS


                                      By: /s/ Richard D. Holahan, Jr.
                                         -------------------------------
                                          Richard D. Holahan, Jr.
                                          Attorney-in-Fact